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                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into Novatel Wireless, Inc.'s previously filed Form S-8 No. 333-53692.


/s/ ARTHUR ANDERSEN LLP

San Diego, California
March 23, 2001